Impairment of Goodwill and IPR&D from Acquisition - Summary of Assets Recognized and Liabilities Assumed (Details) ¥ in Thousands, $ in Thousands	Sep. 24, 2024 USD ($)	Sep. 24, 2024 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 USD ($)	Sep. 24, 2024 CNY (¥)
Net assets acquired:
Goodwill			$ 12,604	$ 27,508
Sinovac Chengdu
Net assets acquired:
IPR&D	$ 113,645				¥ 829,527
Property, plant and equipment	10,766				78,585
Right-of-use assets	2,809				20,504
Cash and cash equivalents	10,188				74,368
Intangible assets	80				584
Other current and non-current assets	693				5,056
Other current and non-current liabilities	(42,800)				(312,410)
Goodwill	27,508				¥ 200,786
Total consideration	$ 122,889	¥ 897,000